UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2021 (December 31, 2020)

Energy Services of America Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32998	20-4606266
(State or other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

75 West 3rd Ave., Huntington, West Virginia	25701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (304) 522-3868

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On January 7, 2021, Energy Services of America Corporation (“Energy Services”) filed a Current Report on Form 8-K (the “Original 8-K”) reporting the completion of the previously announced purchase of substantially all the assets of WV Pipeline, Inc. (“WV Pipeline”), a West Virginia corporation located in Princeton, West Virginia. In that filing, Energy Services indicated that it would amend the Form 8-K at a later date to include the audited financial statements of WV Pipeline and the unaudited pro forma financial information required by Item 9.01 of Form 8-K. This amendment to the Original 8-K is being filed to provide such financial information, which is attached to this report as Exhibits 99.1 and 99.2. No other changes have been made to the Original 8-K. The Item 2.01 disclosure in the original Form 8-K filing is repeated below for convenience.

Item 2.01 Completion of Acquisition or Disposition of Assets.

        On December 31, 2020, Energy Services of America Corporation (“Energy Services”) completed the previously announced purchase of substantially all the assets of WV Pipeline, Inc. “WV Pipeline”, a West Virginia corporation located in Princeton, West Virginia.

Energy Services paid $3.5 million in cash and acquired a $3.0 million seller note with a term of five years with an interest rate of 3.25%. The funds to purchase WV Pipeline were drawn from an existing line of credit with United Bank, WV. Previous WV Pipeline owners, David Bolton and Daniel Bolton, will continue their roles as President and Vice President, respectively, of Energy Services’ new subsidiary.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited balance sheets of WV Pipeline as of December 31, 2020 and 2019, and the related audited statements of income, statements of stockholders’ equity and cash flows for each of the years in the two-year period ended December 31, 2020, and the related notes and report of the independent auditor thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma combined condensed balance sheet of Energy Services and WV Pipeline as of September 30, 2020 and 2019, and the unaudited pro forma combined condensed statement of income of Energy Services and WV Pipeline for the year ended September 30, 2020 and 2019, and the related notes to the unaudited pro forma combined condensed financial information, are attached hereto as Exhibit 99.2 and incorporated by reference herein.

(c)	Exhibits.

Exhibit 2.1 Asset Purchase Agreement dated December 16, 2020*

Exhibit 99.1	The audited balance sheets of WV Pipeline as of December 31, 2020 and 2019, and the related audited statements of income, statements of stockholders’ equity and cash flows for each of the years in the two-year period ended December 31, 2020, and the related notes and report of the independent auditor thereto.

Exhibit 99.2	The unaudited pro forma combined condensed balance sheet of Energy Services and WV Pipeline as of September 30, 2020 and 2019, and the unaudited pro forma combined condensed statement of income of Energy Services and WV Pipeline for the year ended September 30, 2020 and 2019, and the related notes to the unaudited pro forma combined condensed financial information.

*Previously filed.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGY SERVICES OF AMERICA CORPORATION

DATE: March 12, 2021	By:	/s/Charles Crimmel
Charles Crimmel
Chief Financial Officer